EXHIBIT 23.2


     [LOGO PEAT MARWICK LLP]



                           CONSENT OF INDEPENDENT AUDITORS

     The Board of Directors
     Family Bargain Corporation:


     We consent to the use of our reports included herein The Amendment No. 1 to the Form S-2 (Registration Statement 333-10877) and to the reference to our firm under the heading "Experts" in the prospectus.

              KPMG PEAT MARWICK LLP


     San Diego, California
     October 3, 1996